UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

CUENTAS, INC.
(Exact name of registrant as specified in its charter)

Florida	001-39973	20-3537265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 Lincoln Rd., Suite 210, Miami Beach, FL	33139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 611-3622

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each Exchange on which registered.
Common Stock, par value $0.001 per share	CUEN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock	CUENW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 20, 2023, the Company held its 2023 Annual Meeting, and the voting results for the proposals were as listed below:

Proposal 1: Election of Directors

The votes to elect five directors to hold office until the 2024 Annual Meeting of Shareholders were as follows:

	Shares Voted For	Shares Withheld
Arik Maimon	1,051,597	626,314
Michael De Prado	1,051,559	626,352
Adiv Baruch	1,053,136	624,775
Lexi Terrero	1,053,136	624,775
Haim Yeffet	1,051,597	626,314

Each of the five directors were approved by the shareholders.

Proposal 2:

The votes to approve, pursuant to Nasdaq listing rules, of the issuance of up to 1,232,606 shares of our common stock upon the exercise of our common stock purchase warrant (the “Inducement Warrant”) issued to an institutional investor in connection with the Warrant Exercise and Inducement Letter dated August 21, 2023 and the issuance of up to 43,141shares of common stock upon the exercise of the placement agent warrants issued to the designees of H.C. Wainwright & Co.

Shares Voted For	Shares Voted Against	Shares Abstaining
942,521	628,441	105,564

The Inducement Warrant Exercise Proposal was approved by the shareholders.

Proposal 3:

The votes to approve an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 27,692,307 to 100,000,000 shares.

Shares Voted For	Shares Voted Against	Shares Abstaining
929,715	739,306	7,405

The Authorized Common Stock Proposal was not approved by the shareholders although more shareholders voted for the amendment than against.

Proposal 4:

The votes to approve the Cuentas 2023 Share Incentive Plan.

Shares Voted For	Shares Voted Against	Shares Abstaining
1,051,849	617,445	7,040

The 2023 Plan Proposal was approved by the shareholders.

Proposal 5: Ratification of the appointment of independent registered public accounting firm.

The votes to ratify the appointment of Yarit + Partners (ISR.) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining
1,063,887	605,561	7,078

The shareholders ratified the appointment of Yarit + Partners as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

[signature page follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cuentas, Inc.

Date: December 27, 2023	By:	/s/ Arik Maimon
		Name:	Arik Maimon
		Title:	Chief Executive Officer

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